EATON VANCE TAX-MANAGED EMERGING MARKETS FUND
Supplement to Statement of Additional Information dated November 1, 2008

EATON VANCE ASIAN SMALL COMPANIES FUND
EATON VANCE GLOBAL GROWTH FUND
EATON VANCE GREATER CHINA GROWTH FUND
EATON VANCE MULTI-CAP GROWTH FUND
EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
Supplement to Statements of Additional Information dated January 1, 2009

EATON VANCE-ATLANTA CAPITAL LARGE-CAP GROWTH FUND
EATON VANCE-ATLANTA CAPITAL SMID-CAP FUND
Supplement to Statement of Additional Information dated February 1, 2009

EATON VANCE DIVIDEND INCOME FUND
EATON VANCE INCOME FUND OF BOSTON
EATON VANCE INTERNATIONAL EQUITY FUND
EATON VANCE LARGE-CAP CORE RESEARCH FUND
EATON VANCE STRUCTURED EMERGING MARKETS FUND
EATON VANCE TAX-MANAGED DIVIDEND INCOME FUND
EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND
EATON VANCE TAX-MANAGED MID-CAP CORE FUND
EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND
EATON VANCE TAX-MANAGED SMALL-CAP FUND
EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
EATON VANCE TAX-MANAGED VALUE FUND
Supplement to Statements of Additional Information dated March 1, 2009

EATON VANCE TAX-ADVANTAGED BOND STRATEGIES FUND
Supplement to Statement of Additional Information dated March 27, 2009

EATON VANCE ENHANCED EQUITY OPTION INCOME FUND
EATON VANCE RISK-MANAGED EQUITY OPTION INCOME FUND
Supplement to Statement of Additional Information dated April 1, 2009

EATON VANCE BALANCED FUND
EATON VANCE DIVIDEND BUILDER FUND
EATON VANCE EMERGING MARKETS FUND
EATON VANCE EQUITY ASSET ALLOCATION FUND
EATON VANCE GREATER INDIA FUND
EATON VANCE INVESTMENT GRADE INCOME FUND
EATON VANCE LARGE-CAP GROWTH FUND
EATON VANCE LARGE-CAP VALUE FUND
EATON VANCE REAL ESTATE FUND
EATON VANCE SMALL-CAP FUND
EATON VANCE SMALL-CAP VALUE FUND
EATON VANCE SPECIAL EQUITIES FUND
EATON VANCE TAX-MANAGED GROWTH FUND 1.1
EATON VANCE TAX-MANAGED GROWTH FUND 1.2
EATON VANCE VT FLOATING-RATE INCOME FUND
EATON VANCE VT LARGE-CAP VALUE FUND
EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND
Supplement to Statements of Additional Information dated May 1, 2009

The following replaces “Securities Lending.” under “Strategies and Risks”:

Securities Lending. As described in the prospectus, a Portfolio or Fund (as applicable) may seek to earn income by lending portfolio securities to broker-dealers and other institutional investors. All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked to market daily, of at least 100% of the market value of the loaned securities. A Portfolio or Fund may receive loan fees in connection with loans of securities for which there is special demand.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to a Portfolio or Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either a Portfolio or Fund or the borrower at any time. Upon termination and return of the loaned securities, a Portfolio or Fund would be required to return the related collateral to the borrower and, if this collateral has been reinvested, it may be required to liquidate portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in a portfolio realizing a loss at a time when it would not otherwise do so. A Portfolio or Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs.

A Portfolio or Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and will not be entitled to exercise voting or other beneficial rights on loaned securities. A Portfolio or Fund will exercise its right to terminate loans and thereby regain these rights whenever the investment adviser considers it to be in the Portfolio’s or Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

Cash collateral received by a Portfolio or Fund in respect of loaned securities is invested in Eaton Vance Cash Collateral Fund, LLC (“Cash Collateral Fund”). The investment objective of Cash Collateral Fund is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. While not a registered money market mutual fund, Cash Collateral Fund conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940. Cash Collateral Fund invests in high quality, U.S. dollar-denominated money market instruments of domestic and foreign issuers, including U.S. Government securities and prime commercial paper. When appropriate, Cash Collateral Fund may also invest in other high-grade, short-term obligations including certificates of deposit, bankers’ acceptances and other short-term securities issued by domestic or foreign banks or their subsidiaries or branches. Cash Collateral Fund may   purchase securities on a when-issued basis and for future delivery by means of “forward commitments.” Cash Collateral Fund may enter into repurchase agreements. Cash Collateral Fund may invest without limit in U.S. dollar-denominated obligations of foreign issuers, including foreign banks. Cash Collateral Fund does not limit the amount of its assets that can be invested in one type of instrument or in any foreign country. Information about the portfolio holdings of Cash Collateral Fund is available on request.

Consistent with its investment objective, Cash Collateral Fund attempts to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. Cash Collateral Fund also may invest to take advantage of what Eaton Vance Management (“Eaton Vance”) believes to be temporary disparities in yields of different segments of the money market or among particular instruments within the same segment of the market.

As compensation for its services as manager, Eaton Vance is paid a fee at a rate of 0.08% annually of the average daily net assets of Cash Collateral Fund. Eaton Vance pays all of Cash Collateral Fund’s custody, audit and other ordinary operating expenses, excluding extraordinary, non-recurring items such as expenses incurred in connection with litigation, proceedings, claims and reorganization expenses. Payments to Eaton Vance for managing Cash Collateral Fund are in addition to the investment advisory fee paid by a Fund or Portfolio (as applicable).

September 8, 2009